Other Fair Value Information	12 Months Ended
Nov. 30, 2021
Fair Value Disclosures [Abstract]
Other Fair Value Information	Other Fair Value Information
The carrying amounts and estimated fair values of our principal financial instruments that are not recognized at fair value on a recurring basis are as follows (in thousands):

	November 30, 2021		November 30, 2020
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Other Assets:
Notes and loans receivable (1)	$835,009	$866,163	$727,492	$744,424

Financial Liabilities:
Short-term borrowings (2)	221,863	221,863	759,648	759,648
Long-term debt (3)	7,282,147	8,004,211	6,639,794	7,495,642

(1)Notes and loans receivable: The fair values are estimated principally based on a discounted future cash flows model using market interest rates for similar instruments. If measured at fair value in the financial statements, these financial instruments would be classified as Level 3 in the fair value hierarchy.
(2)Short-term borrowings: The fair values of short-term borrowings carried at cost are estimated to be the carrying amount due to their short maturities. If measured at fair value in the financial statements, these financial instruments would be classified as Level 3 in the fair value hierarchy.
(3)Long-term debt: The fair values are estimated using quoted prices, pricing information obtained from external data providers and, for certain variable rate debt, is estimated to be the carrying amount. If measured at fair value in the financial statements, these financial instruments would be classified as Level 2 and Level 3 in the fair value hierarchy.